UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C, 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2015

Sanomedics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54167	27-3320809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 Brickell Avenue, Suite 415, Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (305) 433-7814

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

From December 9, 2015 to January 11, 2016 Sanomedics, Inc. (the "Company") issued a total of 100,362,868 shares of common stock to CLSS Holdings, LLC, a company owned by a former officer and shareholder of the Company in connection with the conversion of $17,978 in convertible debt held. The recipient is an accredited investor and the issuance was exempt from registration under the Securities Act of 1933 in reliance on exemptions provided by Section 3(a)(9) of that act.

From, December 9, 2015 to January 11, 2016 the Company issued Redwood Management LLC and Redwood Fund III, Ltd combined a total of 29,855,000 shares of common stock in connection with the conversion of $17,352 in convertible debt held. The recipient is an accredited investor and the issuance was exempt from registration under the Securities Act of 1933 in reliance on exemptions provided by Section 3(a)(9) of that act.

From December 9, 2015 to January 11, 2016 the Company issued unrestricted shares of common stock to the following groups in connection with the conversion of convertible debt held. The recipients are accredited investors and the issuances were exempt from registration under the Securities Act of 1933 in reliance on exemptions provided by Section 3(a)(9) of that act:

Lenders	Total Shares Issued	Converted Debt
Beaufort Capital Partners LLC	38,436,364	$22,369
Craig Coaches	7,645,000	$5,598
May Davis Partners Acquisition Company LLC	19,525,273	$12,538
Microcap Equity Group LLC	21,711,639	$12,296
Old Main Capital LLC	37,355,483	$9,940
Rainman Capital LLC	12,283,000	$5,898
Rockwell Capital Partners LLC	40,514,000	$14,998
Steve Carnes	17,300,000	$2,595

From December 9, 2015 to January 11, 2016 the Company issued a total of 324,988,627 shares to all of the above listed groups in connection with the conversion of $121,562 of convertible debt held.

Total convertible debt of the Company from October 1, 2015 to January 11, 2016 has decreased $549,576 with the conversion of convertible debt held and issuance of 339,168,471 shares.

Item 7.01 Regulation FD Disclosure.

On January 14, 2016, Sanomedics, Inc. issued a press release announcing the conversion of debt. A copy of the release is furnished as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information appearing in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Sanomedics, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated January 14, 2016.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanomedics, Inc.

Date: January 15, 2016	By:	/s/ David C. Langle
David C. Langle
Chief Executive Officer & Chief Financial Officer